EXHIBIT 23.1

Independent Auditors’ Consent

_____________________________

The Board of Directors
KVH Industries, Inc.:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading “Experts” in the prospectus.

/s/KPMG LLP

Providence, Rhode Island
February 10, 2004